American Century Investments®
Quarterly Portfolio Holdings
Avantis® All Equity Markets ETF (AVGE)
November 30, 2024

Avantis All Equity Markets ETF - Schedule of Investments
NOVEMBER 30, 2024 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 99.9%
Domestic Equity Funds — 73.2%
Avantis Real Estate ETF	281,923	12,935,501
Avantis U.S. Equity ETF	2,042,874	207,842,001
Avantis U.S. Large Cap Value ETF	1,005,477	71,610,072
Avantis U.S. Mid Cap Equity ETF	87,350	6,125,856
Avantis U.S. Mid Cap Value ETF	87,718	6,233,557
Avantis U.S. Small Cap Equity ETF	283,180	16,730,274
Avantis U.S. Small Cap Value ETF	179,474	18,932,712
		340,409,973
International Equity Funds — 26.7%
Avantis Emerging Markets Equity ETF	434,924	26,547,761
Avantis Emerging Markets Small Cap Equity ETF	78,608	4,396,184
Avantis Emerging Markets Value ETF	322,377	15,819,039
Avantis International Equity ETF	711,242	45,626,174
Avantis International Large Cap Value ETF	419,441	22,612,064
Avantis International Small Cap Equity ETF	81,573	4,405,203
Avantis International Small Cap Value ETF	74,687	5,047,348
		124,453,773
TOTAL UNDERLYING FUNDS (Cost $374,018,214)		464,863,746
SHORT-TERM INVESTMENTS — 0.1%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $405,958)	405,958	405,958
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $374,424,172)		465,269,704
OTHER ASSETS AND LIABILITIES — 0.0%		(9,483)
TOTAL NET ASSETS — 100.0%		$465,260,221

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in a combination of Avantis exchange-traded funds (the underlying funds). The underlying funds represent a broadly diversified basket of equity securities. The portfolio holdings of each underlying fund are available at americancentury.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at the reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended November 30, 2024 follows (amounts in thousands):

Fund/Underlying Fund	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(1)
Avantis Real Estate ETF	$12,396	$680	$25	$(115)	$12,936	282	$6	$178
Avantis U.S. Equity ETF	182,684	9,781	331	15,708	207,842	2,043	151	644
Avantis U.S. Large Cap Value ETF	62,322	3,411	117	5,994	71,610	1,005	46	265
Avantis U.S. Mid Cap Equity ETF	5,185	336	11	616	6,126	87	3	11
Avantis U.S. Mid Cap Value ETF	5,204	335	10	705	6,234	88	3	14
Avantis U.S. Small Cap Equity ETF	14,684	793	29	1,282	16,730	283	9	34
Avantis U.S. Small Cap Value ETF	16,476	791	31	1,697	18,933	179	11	67
Avantis Emerging Markets Equity ETF	25,383	1,460	50	(245)	26,548	435	20	—
Avantis Emerging Markets Small Cap Equity ETF	4,188	225	10	(7)	4,396	79	1	—
Avantis Emerging Markets Value ETF	15,276	746	30	(173)	15,819	322	11	—
Avantis International Equity ETF	43,671	3,432	83	(1,394)	45,626	711	33	—
Avantis International Large Cap Value ETF	21,816	1,439	41	(602)	22,612	419	16	—
Avantis International Small Cap Equity ETF	4,263	241	9	(90)	4,405	82	2	—
Avantis International Small Cap Value ETF	4,930	241	9	(115)	5,047	75	4	—
	$418,478	$23,911	$786	$23,261	$464,864	6,090	$316	$1,213
(1)Distributions received includes distributions from net investment income and from capital gains, if any.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.